R: 245 G: 128 B: 37 R: 255 Orange G: 164 B: 0 R: 0 G: 70 B: 127 R: 94 G: 149 B: 210 2018 BANCANALYSTS R: 173 G: 201 Blue B: 232 ASSOCIATION OF BOSTON R: 222 G: 233 B: 245 CONFERENCE R: 47 Beau Cummins, Co-Chief Operating Officer G: 104 B: 167 November 8, 2018 R: 92 G: 92 B: 92 R: 127 G: 127 Grey B: 127 R: 190 G: 190 B: 190 R: 0 G: 176 © 2018 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc. B: 80 Other

R: 245 G: 128 B: 37 IMPORTANT CAUTIONARY STATEMENT R: 255 Orange G: 164 B: 0 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. R: 0 This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix or refer to the location where the reconciliation can be found in a prior release or presentation by the Company. The Company presents the following non-GAAP measures because many investors find them useful. Specifically: G: 70 B: 127 • Consistent with Securities and Exchange Commission Industry Guide 3, the Company presents revenue and efficiency ratios on a fully taxable equivalent (“FTE”) basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. • The Company presents certain capital information on a tangible basis, including return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible R: 94 assets. G: 149 • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total B: 210 revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. Adjusted tangible efficiency ratio-FTE removes the impact of certain material and potentially non-recurring items from the calculation of Tangible efficiency ratio-FTE. • The Company presents adjusted EPS which excludes the impact of certain material and potentially non-recurring items. R: 173 G: 201 This presentation contains forward-looking statements. Statements regarding future levels of earnings per share, efficiency ratios, capital returns, investment banking market share, C&I loan loss rates and growth opportunities in our Wholesale banking segment are forward looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often Blue B: 232 include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “strategies,” “goals,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. They speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those R: 222 contained in such statements in light of new information or future events. G: 233 B: 245 Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change R: 47 our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and G: 104 our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our B: 167 financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage R: 92 secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; G: 92 we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even B: 92 inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public R: 127 opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter G: 127 technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; Grey B: 127 we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be R: 190 effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications G: 190 systems and infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the B: 190 operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to R: 0 make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our G: 176 goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; B: 80 and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. Other 2

R: 245 G: 128 B: 37 R: 255 Orange G: 164 B: 0 R: 0 G: 70 B: 127 R: 94 G: 149 B: 210 R: 173 G: 201 Blue B: 232 SUNTRUST OVERVIEW R: 222 G: 233 B: 245 R: 47 G: 104 B: 167 R: 92 G: 92 B: 92 R: 127 G: 127 Grey B: 127 R: 190 G: 190 B: 190 R: 0 G: 176 B: 80 Other

R: 245 G: 128 B: 37 SUNTRUST OVERVIEW R: 255 Orange G: 164 B: 0  Purpose-Oriented Market Position R: 0 • Leading the onUp movement to improve financial G: 70 confidence B: 127 • Creator of Momentum onUp, an industry-leading R: 94 workplace financial wellness program offered to our G: 149 teammates and Wholesale Banking clients B: 210  Strong Franchise & Diverse Business Mix R: 173 • 13% deposit market share in top 10 MSA’s (double the G: 201 peer median)1 Blue B: 232 Broad suite of lending, payment / depository, capital • National Businesses Regional Businesses R: 222 markets / advisory, and wealth management • Corporate & Investment Banking • Commercial Banking (growing national G: 233 • Commercial Real Estate presence) B: 245 capabilities • Consumer Lending (LightStream, third- • Consumer Banking party partnerships) • Consumer Lending (HELOC, credit card) → SunTrust Robinson Humphrey is a leading • Specialty PWM • Private Wealth Management R: 47 middle-market corporate & investment bank • Correspondent Mortgage • Retail Mortgage G: 104 B: 167 → Robust digital platform & set of capabilities (received four Javelin ‘Leader’ Awards for Optimal Strong Financial online and mobile banking) in October 2018 Size3 Performance4  Optimal Market Position R: 92 G: 92 • Well-diversified mix of regionally-focused businesses B: 92 (within the high growth markets of the Southeast and Assets: $211bn 45% EPS Growth R: 127 Mid-Atlantic) and more nationally-oriented businesses G: 127 • Top 10 across most dimensions2; large enough to Grey B: 127 compete with the largest banks, while still being small Loans: $147bn 17.1% ROTCE enough to serve our clients as OneTeam R: 190 G: 190  B: 190 Proven Track Record • Six consecutive years of higher earnings per share, Deposits: $160bn 3.2% Dividend Yield R: 0 improved efficiency, and increased capital returns G: 176 B: 80 Other See appendix slide #24 for footnotes 4

R: 245 G: 128 B: 37 INVESTMENT THESIS R: 255 Orange G: 164 th B: 0 2017 marked the 6 consecutive year of improvement across key metrics; 2018 on track to be the 7th consecutive year R: 0 G: 70 B: 127    R: 94 G: 149 B: 210 1 2 3 R: 173 G: 201 Blue B: 232 Strong & Diverse Franchise Improving Efficiency Strong Capital Position Investing in Growth & Returns Supports Growth R: 222 G: 233 (Earnings per share1) (Adjusted tangible efficiency ratio2) B: 245 (Dividends & share buybacks as a % of net income) $4.09 71.5% 89% R: 47 $3.58 $3.60 G: 104 $3.24 B: 167 73% $2.74 66.9% 62% $2.19 65.3% 48% 63.3% R: 92 62.6% G: 92 62.0% 26% B: 92 $0.94 61.0% 8% 11% R: 127 G: 127 Grey B: 127 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 2011 2012 2013 2014 2015 2016 2017 R: 190 G: 190 3 B: 190 ~7 Year Total Shareholder Return: 300% (peer median: 162% ) R: 0 G: 176 1. 2012, 2013, 2014, and 2017 values represent adjusted earnings per share. The impact of excluding discrete items was ($1.40), $0.33, $0.01, and ($0.39) for 2012, 2013, 2014, and 2017, respectively. Please refer to appendix slide #22 for GAAP reconciliations B: 80 2. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. There were no adjustments in 2011, 2015, and 2016. GAAP efficiency Other ratios were 73.0%, 60.0%, 72.3%, 67.9%, 64.2%, 63.6%, and 64.1% for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively. Please refer to appendix slide #23 for GAAP reconciliations 3. Source: Bloomberg. Reflects 12/31/2011 – 11/5/2018. Peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. Dividends assumed to be reinvested in same security 5

R: 245 G: 128 B: 37 R: 255 Orange G: 164 B: 0 R: 0 G: 70 B: 127 R: 94 G: 149 B: 210 R: 173 G: 201 Blue B: 232 WHOLESALE BANKING R: 222 G: 233 B: 245 OVERVIEW R: 47 G: 104 B: 167 R: 92 G: 92 B: 92 R: 127 G: 127 Grey B: 127 R: 190 G: 190 B: 190 R: 0 G: 176 B: 80 Other

R: 245 G: 128 B: 37 WHOLESALE BANKING OVERVIEW1 R: 255 Orange G: 164 B: 0 Corporate & Investment Commercial Banking Commercial Real Estate Banking (STRH)2 (CML) (CRE) R: 0 G: 70 LTM Revenue (FTE) $2.0bn $1.2bn $547mm B: 127 Tangible Efficiency R: 94 48% 41% 33%3 G: 149 Ratio (FTE) B: 210 Loans $32bn $25bn $12bn4 R: 173 G: 201 Blue B: 232 Deposits $17bn $26bn $4bn R: 222 G: 233 B: 245 REIT, IPC, Affordable Housing, Geographic Southeast and Mid-Atlantic; National Agency Lending: National Presence growing national presence R: 47 Regional: Southeast/Mid-Atlantic G: 104 B: 167 Universal & Regional Banks, Key Competitors Universal & Regional Banks Universal & Regional Banks Middle-Market Boutiques R: 92 G: 92 B: 92 Real Estate Investment Emerging 6 Banking (REIT & 7% Inst'l Private R: 127 Capital) G: 127 Dealer 13% Agency Lending 10% Not for Profit & Regional CRE Grey B: 127 16% 5 Corporate Banking Govt. 39% Revenue Mix 46% Industrials 40% R: 190 10% G: 190 Affordable B: 190 Financial Institutions Housing 10% Core 6 32% Healthcare 35% R: 0 11% G: 176 B: 80 Other See appendix slide #24 for footnotes 7

R: 245 G: 128 B: 37 WHOLESALE BANKING: FINANCIAL PERFORMANCE R: 255 Orange G: 164 B: 0 • Strong, consistent Average Loans Average Deposits R: 0 growth G: 70 ($ in billions) ($ in billions) B: 127 • Wholesale has been a $69.7 $47.6 key contributor to the R: 94 Company’s improved G: 149 $51.3 $35.1 B: 210 profitability R: 173 • Strong return metrics G: 201 Blue B: 232 → YTD ROE: 15.2% R: 222 G: 233 → YTD ROA: 1.8% B: 245 2013 3Q 18 2013 3Q 18 → YTD TER: 44.4%1 R: 47 G: 104 Total Revenue (FTE) Tangible Efficiency Ratio (FTE)1 B: 167 ($ in millions) $3,738 47.1% 46.5% R: 92 G: 92 $2,603 B: 92 R: 127 46.1% G: 127 44.1% Grey B: 127 R: 190 G: 190 B: 190 2013 LTM 2013 LTM Tangible Efficiency Ratio Efficiency Ratio R: 0 G: 176 See appendix slide #24 for footnotes B: 80 Note: Historical financial metrics have been restated for the sale of Premium Finance Corporation in December 2017, the migration of Business Banking to Consumer Banking in 1Q 18, recent client migrations, and management reporting Other methodology changes 8

R: 245 G: 128 B: 37 STRONG RISK MANAGEMENT CULTURE R: 255 Orange G: 164 2% Other B: 0 • $68bn commercial loan portfolio1 R: 0 Consumer Products Utilities → Diversified across 20+ industries and sub- G: 70 & Services 14% 3% industries B: 127 Materials 3% → Good geographic diversity (most businesses R: 94 within Wholesale are national) Energy 4% G: 149 • High quality portfolio B: 210 Healthcare & Pharmaceuticals 12% → Commercial criticized loans are consistently R: 173 among the lowest relative to peers G: 201 Government 5% Blue B: 232 → Leveraged lending portfolio governed by strict internal limits (total size, industry Automotive 11% R: 222 Capital Goods 5% concentration, single borrower-exposures) G: 233 B: 245 → YTD NCO ratio: 14 bps Retail 5% • Strength and diversity of portfolio validated by R: 47 Diversified Financials consistently strong CCAR performance G: 104 Diversified & Insurance 11% Real Estate 6% B: 167 Commercial → C&I loss rates rank #1 or #2 against peers Services & over the last 3 years4 Supplies 7% R: 92 Consistently High Quality G: 92 B: 92 Past: C&I Net Charge-Offs (2007-2018)2 Present: Criticized Commercial Loans3 Future: DFAST 9-quarter C&I Loss Rates4 R: 127 0.68% 4.5% 6.7% G: 127 Grey B: 127 0.56% 5.5% 2.7% R: 190 G: 190 B: 190 #4 of 12 #2 of 12 #1 of 12 R: 0 G: 176 STI Peer Median STI Peer Median STI Peer Median B: 80 Other See appendix slide #24 for footnotes 9

R: 245 G: 128 B: 37 R: 255 Orange G: 164 B: 0 R: 0 G: 70 B: 127 R: 94 G: 149 B: 210 R: 173 G: 201 Blue B: 232 OVERVIEW OF R: 222 G: 233 B: 245 WHOLESALE BANKING R: 47 G: 104 STRATEGY B: 167 R: 92 G: 92 B: 92 R: 127 G: 127 Grey B: 127 R: 190 G: 190 B: 190 R: 0 G: 176 B: 80 Other

R: 245 G: 128 B: 37 WHOLESALE SEGMENT: COMPETITIVE ADVANTAGE R: 255 Orange G: 164 B: 0 R: 0 Universal Regional Boutique G: 70 B: 127 Banks Banks Firms R: 94 G: 149 B: 210 Full Product     Achieving Capabilities National R: 173 G: 201 Recognition Blue B: 232 Industry R: 222  Named the 2017 G: 233     Vertical USA Outstanding B: 245 Expertise M&A Middle Markets R: 47 G: 104 Investment Bank B: 167 Middle-Market of the Year by     Atlas Awards Focus  R: 92 Named the 2016 G: 92 U.S. Mid-Market B: 92 Equity House of OneTeam     the Year by R: 127 Approach International G: 127 Financing Review Grey B: 127 (IFR) R: 190 G: 190 Balance B: 190     Sheet R: 0 G: 176 B: 80 Other 11

R: 245 G: 128 B: 37 STRH: PROVEN SUCCESS WITH FUTURE POTENTIAL R: 255 Orange G: 164 B: 0 STRH Overview R: 0 G: 70 B: 127 R: 94 G: 149 B: 210 Universal Investment Banking OneTeam Culture Focused on Lower Volatility Business Platform with Top Tier Talent Delivering Relevant, Bespoke Advice Model R: 173 • Comprehensive industry expertise (8 • Agile, client-centric coverage model • <$5MM VaR (YTD average) G: 201 industry practice groups with 30+ sub- seamlessly adapts to evolving client needs Blue B: 232 • STRH trading revenue is <2% of SunTrust’s industry verticals) and wallet opportunity revenue1 • Robust equity research platform (700+ R: 222 → Underpinned by purpose-oriented → Trading platform primarily focused companies under research coverage) G: 233 culture focused on clients’ financial on supporting issuer clients and B: 245 → Focused on mid-cap companies with well-being capital markets origination business above-average growth potential • Ability to export STRH talent across the • Below average IB income volatility relative R: 47 • Reputation, proven success, and OneTeam Company remains a key driver of success G: 104 to peers2 B: 167 culture continue to attract top talent Proven Success with Future Potential3 R: 92 G: 92 $623 B: 92 $515 R: 127 $471 G: 127 $412 Grey B: 127 $356 $368 $311 $315 R: 190 $270 G: 190 $232 B: 190 IB Income ($MM) R: 0 G: 176 B: 80 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Other See appendix slide #24 for footnotes 12

R: 245 G: 128 B: 37 PROVEN SUCCESS WITH FUTURE POTENTIAL (CONT.) R: 255 Orange G: 164 B: 0 ~1.5-2% ~2-2.5% ~5% R: 0 2014 Market Share1 Current Market Share1 Future Market Share1 G: 70 B: 127 The Path to ~5% Market Share R: 94 G: 149 B: 210 1 2 3 R: 173 G: 201 Blue B: 232 Increase Relevance with Improve Advisory Grow Capital Markets Revenue Existing Clients Capabilities from Non-CIB Clients3 R: 222 (focus of next slide) G: 233 B: 245 $126 30% R: 47 G: 104 23% B: 167 $64 M&A / Equity as Capital Markets a % of Capital Revenue from Left Lead Markets non-CIB clients Relationships Revenue ($MM) R: 92 G: 92 B: 92 2014 3Q 18 2014 LTM 2014 LTM R: 127 • Reflection of consistent client calling • M&A / Equity still comprise a small • Reflection of OneTeam approach and G: 127 efforts and proven execution component of the business but growth investments in talent (including Grey B: 127 in these areas is outpacing debt capital creation of corporate finance and • SunTrust serves as the left lead bank markets, reflective of strategic industry specialty teams) R: 190 for <15% of clients investments G: 190 → Strategy began in 2013, strong early B: 190 → Significant opportunity remains to → M&A: 18% CAGR2 momentum deepen relationships with existing → Equity-Related: 17% CAGR2 • Recent growth in capital markets clients and expand core STRH client R: 0 base → Debt Capital Markets: 8% CAGR2 revenue driven by M&A G: 176 B: 80 Other See appendix slide #24 for footnotes 13

R: 245 G: 128 B: 37 COMMERCIAL BANKING: COMPETITIVE ADVANTAGE R: 255 Orange G: 164 B: 0 Overview Competitive Position R: 0 G: 70 B: 127 • Traditional Commercial Banking client: $5MM – $150MM in annual revenue (privately held) $10B Universal Banks R: 94 Size Client G: 149 → SunTrust has ~10k Commercial Banking $1B B: 210 clients R: 173 → Primarily within traditional Southeast / G: 201 Mid-Atlantic markets Blue B: 232 Regional Banks SunTrust Commercial Banking $100MM Capture underserved market by bringing • Our strategy: bring the skills, discipline, and client advisory solutions to smaller clients R: 222 coverage model from STRH (including product and Community G: 233 $25MM B: 245 industry expertise) to Commercial Banking clients Banks Client Needs R: 47 → The vast majority of division presidents Deposits / Loans Risk Mgmt. Capital Alt. Liquidity M&A / Strategic G: 104 now have a background in investment Treasury Mgmt. Solutions Raising Solutions Solutions B: 167 banking (most previously worked at STRH) Advisory Solutions → Created targeted industry specialties (e.g. Proven Success with Significant Growth Potential R: 92 aging services, ports & logistics, G: 92 restaurants & retail) B: 92 Future Growth Drivers: • Differentiated business model affords us the R: 127 opportunity to serve clients outside of traditional • Capture additional market G: 127 share in existing markets retail banking footprint Grey B: 127 • Continued build out of R: 190 → Recently expanded into Ohio and Texas product & industry G: 190 Average expertise (helps drive B: 190 → Recently expanded scope of Aging Services Revenue Per capital markets revenue) Client vertical to be national • Geographic expansion R: 0 2014 LTM G: 176 B: 80 Other 14

R: 245 G: 128 B: 37 TRANSFORMATION OF THE CRE BUSINESS R: 255 Orange G: 164 B: 0 Meeting Broader Set of Client Needs Significant Transformation R: 0 • SunTrust’s CRE business has undergone a significant transformation; Today, we are focused on serving a very different client base G: 70 today, we are focused on providing a full set of capital solutions to B: 127 a more focused group of high caliber owners, operators, and 3Q 07 3Q 18 developers R: 94 Portfolio Size $13.2BN $12.2BN G: 149 • In 2017, introduced two new lending capabilities (permanent and B: 210 bridge financing) which allows us to support clients through the full Number of Clients ~11,000 ~600 life cycle of an asset, not just the construction phase R: 173 G: 201 → Permanent financing: typically 7-10 years | weighted Number of Loans ~14,000 ~1,300 Blue B: 232 average LTV: ~50-60% | majority of loans have refinanced existing SunTrust construction loans % Exposure to Residential / Land ~50% ~1% R: 222 → Bridge financing: provides for short-term financing G: 233 % Exposure to GA / FL ~40% ~25% B: 245 (<2 years) in anticipation of placement with agency | agency lending capabilities added through acquisition of % Total Loans ~10% ~9% Pillar in 20161 R: 47 G: 104 B: 167 Deeper Client Relationships Solid Revenue Growth $4.0 $41 Reflects $558 $547 Pillar AcquisitionR 1 R: 92 G: 92 $428 B: 92 $385 R: 127 $23 G: 127 Grey B: 127 $1.8 $226 $173 R: 190 G: 190 Average Capital B: 190 Client Markets Deposits Fees Revenue ($BN) ($MM) ($MM) R: 0 G: 176 2013 3Q 18 2013 LTM 2013 2014 2015 2016 2017 LTM B: 80 Other 1. Refers to the December 2016 acquisition of assets from Pillar Financial, LLC and its subsidiaries, including Cohen Financial Services, LLC 15

R: 245 G: 128 B: 37 WHOLESALE STRATEGY IN ACTION R: 255 Orange G: 164 B: 0 R: 0 G: 70 B: 127 WellCare Health Plan’s Braves Development Corporation European Wax Center’s Strategic Acquisition of Meridian Health Construction Loan and R: 94 Investment from General Atlantic G: 149 Plans Permanent Refinancing B: 210 Left Lead Bookrunner on Follow-On Equity Exclusive Financial Advisor Left Lead Construction Lender Offering R: 173 Left Lead Arranger and Joint Bookrunner Joint Lead Permanent Refinancing Lender G: 201 Joint Bookrunner (Senior Notes) Blue B: 232 R: 222 • In 2013, STRH financial sponsors banker • This transaction is the result of a long-term, • In connection with an acquisition, STRH G: 233 introduced Commercial Banking RM to the bank-wide relationship with the client, as provided bridge financing and served as Joint B: 245 client well as the unique strategic capabilities Lead Arranger and Joint Bookrunner on the provided by the CRE team takeout financing • In 2018, coordinated approach between R: 47 Commercial Banking and STRH resulted in • The CRE team lead the construction loan for • This equity and debt transaction is the result G: 104 one of the largest Commercial M&A deals in the client to provide a regional headquarters of a long standing, strategic relationship and B: 167 STRH history for a new key tenant at SunTrust Park. Upon a coordinated approach from a robust deal completion, SunTrust led the permanent team • PWM has been in discussions with the client since early stages of the transaction refinancing (new capability added in 2017) R: 92 Deal Team Deal Team Deal Team G: 92 • Healthcare Investment Banking • Commercial Banking • National Real Estate B: 92 • Equity Capital Markets • Consumer & Retail Investment Banking • Sports & Entertainment R: 127 • Equity Syndicate • Financial Sponsors Investment Banking • Structured Real Estate G: 127 • Syndicated & Leveraged Finance • Mergers & Acquisitions • Syndicated & Leveraged Finance Grey B: 127 • Acquisition Finance, Execution, & • Syndicated & Leveraged Finance • Loan Sales & Trading R: 190 Structuring • Acquisition Finance, Execution, & • Portfolio Management G: 190 • Loan Sales & Trading Structuring B: 190 • Financial Risk Management • Ratings Advisory • Loan Sales & Trading • Treasury & Payments R: 0 • Portfolio Management • Ratings Advisory G: 176 • Private Wealth Management B: 80 Other 16

R: 245 G: 128 B: 37 EXPORTING HOME GROWN TALENT ACROSS THE COMPANY R: 255 Orange G: 164 B: 0 R: 0 Unique talent acquisition &  G: 70 Stable team and culture that cultivates B: 127 development vehicle an excellent pipeline of talent compared to regional banks  R: 94 Head of STRH + direct reports have an G: 149 average of 10+ years with STRH B: 210  Consistent recruiting efforts deepens the R: 173 bench G: 201 Blue B: 232 R: 222 G: 233 Background at STRH: B: 245  Head of Commercial Banking R: 47  G: 104 3 of 5 Division Presidents B: 167 Commercial  Head of Corporate Finance Banking  Head of Industry Specialty Vertical R: 92  G: 92 4 of 6 Industry Specialists B: 92 R: 127 G: 127 Background at STRH: Grey B: 127 Executive  4 of 9 Executive Council members R: 190 Leadership  G: 190 2 of 4 Consumer LOB leaders B: 190  3 of 4 Wholesale LOB leaders R: 0 G: 176 B: 80 Other 17

R: 245 G: 128 B: 37 PURPOSE IN ACTION: MOMENTUM ONUP R: 255 Orange G: 164 B: 0 R: 0 Employees spend an average of 28 70% of employees believe their Financial issues are the #1 cause G: 70 hours per month worrying about employer has little concern for B: 127 of workplace stress1 their finances while at work2 their financial well-being3 R: 94 G: 149 B: 210 SunTrust created Momentum onUp, an interactive financial wellness program R: 173 G: 201 Blue B: 232 R: 222 G: 233 B: 245 Momentum onUp Proven Results R: 47 G: 104 B: 167 SELF DIRECTED • A mobile optimized learning portal LEARNING including a customized financial • MOMENTUM ONUP education profile R: 92 • Self-directed online modules or G: 92 * PWC Financial wellness Survey, 2015 INSTRUCTOR instructor-led training, offered 140+ 99.5% ** CFPB report – workplace financial wellness 2015. B: 92 *** SunTrust Q4 2016 Consumer Voice of Market survey LED TRAINING onsite or virtually Clients (with additional of participants recommend **** Garman, E. Thomas (2001). “Improving Employee Personal Financial Wellness Increases Profitability.” Retrieved 22 Sep. 2011 • REAL TIME STREAMING clients in pipeline) Momentum onUp R: 127 G: 127 • CLASSROOM TRAINING 4 Financial counselling is provided by Consumer Credit Counseling Service of Greater Atlanta, • WEBINARS • Financial counselling, tools, and Grey B: 127 Inc. dba ClearPoint Credit Counseling Solutions (Clearpoint). It is not a product of SunTrust, solutions4 and SunTrust makes no representations or warranties regarding Clearpoint or its services. R: 190 HARD COPY G: 190 MATERIALS • My MoneyDesktop5 – a Personal B: 190 Financial Management Tool which 5 • BOOKS & WORKBOOKS My Money Desktop is provided by MX Technologies inc (MX). It is not a product of • AUDIO BOOKS enables employees to manage all $1,254 35% SunTrust and SunTrust makes no representations or warranties regarding MX or the R: 0 their finances in a single dashboard average increase to increase in investment site G: 176 participants savings contributions B: 80 Other See appendix slide #24 for footnotes 18

R: 245 G: 128 B: 37 RECAP: WHY INVEST IN SUNTRUST? R: 255 Orange G: 164 B: 0 Wholesale Segment: A Key Contributor to All Aspects of the SunTrust Investment Thesis R: 0 G: 70 B: 127  STRH: leading middle-market investment bank R: 94 generating strong revenue growth G: 149 Strong & Diverse B: 210 Franchise; Investing • Differentiated platform has and will continue R: 173 G: 201 in Growth to create growth opportunities Blue B: 232 R: 222 • Key talent acquisition vehicle G: 233 B: 245  Commercial Banking & CRE: significant R: 47 G: 104 Improving Efficiency opportunities to grow revenue and enhance B: 167 & Returns productivity R: 92 • In early stages of leveraging STRH’s expertise G: 92 B: 92  Return metrics are accretive to SunTrust R: 127 G: 127 Grey B: 127 Strong Capital  Strong through-the-cycle credit performance, R: 190 G: 190 Position portfolio diversity, and sound underwriting B: 190 standards support company-wide stress testing R: 0 results and capital management objectives G: 176 B: 80 Other 19

R: 245 G: 128 B: 37 R: 255 Orange G: 164 B: 0 R: 0 G: 70 B: 127 R: 94 G: 149 B: 210 R: 173 G: 201 Blue B: 232 APPENDIX R: 222 G: 233 B: 245 R: 47 G: 104 B: 167 R: 92 G: 92 B: 92 R: 127 G: 127 Grey B: 127 R: 190 G: 190 B: 190 R: 0 G: 176 B: 80 Other

CAPITAL MARKETS REVENUE MIX1 2014 LTM High High Yield 7% Yield 10% Loan Syndications Loan 30% Syndications Investment Grade Investment 35% 8% Grade 7% M&A M&A 11% 8% Equity-Related Financial Risk Financial Risk Equity-Related 19% Management Management 15% 15% 15% 1. Represents revenue as a % of investment banking and CIB trading income. Equity-Related includes equity originations, equity sales & trading, and equity derivatives. Financial Risk Management includes interest rate derivatives and foreign exchange 21

RECONCILIATION OF EARNINGS PER SHARE

($ in millions, except per share amounts)	2012	2013	2014	2017
Net income available to common shareholders	$1,931	$1,297	$1,722	$2,179
Significant items impacting the year:				
Securities gains related to sale of Coke stock	(1,938)	-	-	-
Mortgage repurchase provision	371	-	-	-
Charitable expense related to the Coke stock contribution	38	-	-	-
Provision for credit losses related to NPL sales	172	-	-	-
Losses on sale of guaranteed loans	92	-	-	-
Valuation losses related to planned sale of Affordable Housing investments	96	-	-	-
Charges for legacy mortgage-related matters	-	482	324	-
Gain on sale of Ridgeworth	-	-	(105)	-
Gain on sale of Premium Assignment Corporation	-	-	-	(107)
Securities & MSR losses in connection with tax reform-related actions	-	-	-	114
Contribution to communities / teammates in connection with tax-reform	-	-	-	75
Efficiency related charges as outlined in 12/4/17 8-K	-	-	-	36
Tax (benefit)/expense related to above items	416	(190)	(82)	(41)
Net tax benefit related to subsidiary reorganization and other	-	(113)	-	-
Tax benefit related to completion of tax authority examination	-	-	(130)	-
Net tax benefit related to revaluation of net deferred tax liability and other discrete tax items	-	-	-	(291)
Tax expense related to SunTrust Mortgage ("STM") state NOL valuation allowance adjustment	-	-	-	27
Net income available to common shareholders, excluding significant items impacting the year	$1,178	$1,476	$1,729	$1,991
Net income per average common share, diluted	$3.59	$2.41	$3.23	$4.47
Net income per average common share, diluted, excluding significant items impacting the year	$2.19	$2.74	$3.24	$4.09

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RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	2011	2012	2013	2014	2015	2016	2017
Reported (GAAP) Basis							
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354
Revenue	8,486	10,475	8,067	8,163	8,032	8,604	8,987
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764
Efficiency Ratio	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%
Reconciliation:							
Net Interest Income	5,065	5,102	4,853	4,840	4,764	5,221	5,633
FTE Adjustment	114	123	127	142	142	138	145
Net Interest Income-FTE	5,179	5,225	4,980	4,982	4,906	5,359	5,778
Noninterest Income	3,421	5,373	3,214	3,323	3,268	3,383	3,354
Revenue-FTE	8,600	10,598	8,194	8,305	8,174	8,742	9,132
Efficiency Ratio-FTE	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%
Adjustment Items (Noninterest Income):							
3Q-4Q 12 student / Ginnie Mae loan sale (losses)		(92)					
Securities gain related to the sale of Coca Cola stock		1,938					
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009		(371)					
GSE mortgage repurchase settlements			(63)				
RidgeWorth sale				105			
Premium Assignment Corporation sale							107
Securities & MSR losses in connection with tax reform-related actions							(114)
Adjusted Noninterest Income	3,421	3,898	3,277	3,218	3,268	3,383	3,361
Adjusted Revenue-FTE[2]	8,600	9,123	8,257	8,200	8,174	8,742	9,139
Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	5,468	5,764
Adjustment Items (Noninterest Expense):							
Legacy affordable housing impairment		96					
Charitable contribution of KO shares		38					
Impact of certain legacy mortgage legal matters			323	324			
Mortgage servicing advances allowance increase			96				
Efficiency related charges as outlined in 12/4/17 8-K							36
Contribution to communities / teammates in connection with tax-reform							75
Adjusted Noninterest Expense[2]	6,194	6,150	5,412	5,219	5,160	5,468	5,653
Amortization Expense	43	46	23	25	40	49	75
Adjusted Tangible Expenses[2]	6,151	6,104	5,389	5,194	5,120	5,419	5,578
Adjusted Efficiency Ratio-FTE[3]	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%
Adjusted Tangible Efficiency Ratio-FTE[3]	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue - FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), and (0.82%) for 2011, 2012, 2013, 2014, 2015, 2016, and 2017, respectively

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FOOTNOTES Slide #4: 1. Source: SNL Financial, as of June 30, 2018, based on top 10 MSAs (by deposits) for each institution, pro-forma for completed and pending mergers and acquisitions. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs 2. Refers to rank amongst U.S. bank holding companies with respect to assets, loans, and deposits and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of June 30, 2018. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2018, pro-forma for completed and pending mergers and acquisitions 3. Assets, loans, and deposits as of September 30, 2018 4. EPS growth refers to growth from YTD 17 to YTD 18. ROTCE as of YTD 18; GAAP ROE for YTD 18 was 12.3% and reconciliation to GAAP can be found on page 22 of the 3Q 18 earnings release. Dividend yield as of November 5, 2018 Slide #7: 1. Balance sheet metrics represent average balances for 3Q 18. Income statement metrics reflect the 12 months ended September 30, 2018 2. LTM Revenue and Tangible Efficiency Ratio excludes recent migration of clients from PWM's Sports & Entertainment Group to CIB 3. The tangible efficiency ratio for CRE is reported on a fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. The GAAP efficiency ratio for CRE is 47.1%. The impact of excluding amortization and associated funding cost of intangible assets is 13.8% 4. Represents all loans within the Commercial Real Estate line of business, which includes investor-owned commercial real estate loans, commercial construction loans, and certain C&I loans (e.g. loans to real estate investment trusts) 5. Totals may not foot due to rounding 6. “Emerging” Commercial covers businesses ranging from $1-25MM in annual revenue. “Core” Commercial covers businesses greater than $25MM in annual revenue. Revenue mix pie charts represent revenue from September 2017 to August 2018 Slide #8: 1. The efficiency ratio and tangible efficiency ratio are reported on a fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. The LTM GAAP efficiency ratio is 46.5%. The impact of excluding amortization and associated funding cost of intangible assets is 2.5%. Please refer to p. 26 of the Q4 2013 earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio for 2013 and p. 26 of the Q3 2018 earnings press release for the YTD period Slide #9: 1. Data as of September 30, 2018 2. Source: SNL Financial. Represents average NCO from 2007 to 3Q 18 3. Represents criticized loans as % of total commercial loans. Regulatory data sourced from SNL Financial as of June 30, 2018 4. Source: Federal Reserve (http://www.federalreserve.gov/bankinforeg/dfa-stress-tests.htm). Represents Federal Reserve’s estimate of commercial and industrial loan losses over 9 quarters (as a % of average commercial and industrial loans) in a severely adverse economic scenario (graph represents 2018 data, commentary refers to 2016, 2017, and 2018 data) Slide #12: 1. Reflects the 12 months ended September 30, 2018 2. Peers for investment banking are BAC, JPM, WFC, GS, MS, KEY; based on standard deviation of investment banking income growth rates from 2009-2017 3. 2012-2017 are restated to include bridge commitment fees (an accounting change which was adopted in 3Q 18) Slide #13: 1. Refers to market share across Dealogic-tracked products (debt capital markets, M&A, and equity capital markets) within middle market and mid-corporate coverage universe of STRH, based on Dealogic’s data. Coverage universe consists of a combination of Corporate Banking and Investment Banking client and prospect populations as well as any completed transactions where Dealogic has deemed STRH to have had a role. (Latter generally relates to clients within non-CIB segments for whom STRH has delivered capital markets or M&A solutions) 2. CAGR represents growth rate from 2014 to LTM. Equity-Related includes equity originations, equity sales & trading, and equity derivatives. Debt Capital Markets includes loan syndications, IG, and HY 3. Non-CIB clients consist of Commercial Banking (CML), Commercial Real Estate (CRE), and Private Wealth Management (PWM) Slide #18: 1. PWC Financial Wellness Survey, 2015 2. CFPB report – Workplace Financial Wellness, 2015 3. SunTrust Q4 2016 Consumer Voice of Market survey 4. Financial counselling is provided by ClearPoint Credit Counseling Solutions (Clearpoint). It is not a product of SunTrust, and SunTrust makes no representations or warranties regarding Clearpoint or its services 5. My Money Desktop is provided by MX Technologies inc (MX). It is not a product of SunTrust and SunTrust makes no representations or warranties regarding MX or its product All Slides: Note: Except as noted for slide #12 above, peer group consists of BAC, BBT, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC. LTM refers to last twelve months ended September 30, 2018. YTD refers to the nine months ended September 30 24